SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 31, 2002

                             SLS International, Inc.
                  -------------------------------------------
                 (Exact name of registrant specified in Charter)

       Delaware                  333-43770                    52-2258371
       --------                  ---------                    ----------
(State of Incorporation)  (Commission File Number)           (IRS Employer
                                                           Identification No.)

3119 South Scenic, Springfield, MO                               65807
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(Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (417) 883-4549
                                                           --------------


                                 Not applicable
                                 --------------
         (Former Name or Former Address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On January 31, 2002 SLS International, Inc. (the "Company") issued a press release announcing the extension of the expiration date of the Company's Class A Warrants to August 4, 2002, from February 4, 2002. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  EXHIBITS

(c)      Exhibits:

         99.1 Press Release of SLS International, Inc., issued January 31, 2002: SLS International Extends Warrant Expiration Date

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                    SLS International, Inc.


February 5, 2002                    By:  /s/ John M. Gott
                                         --------------------------------------
                                            John M. Gott
                                            President, Chief Executive Officer,
                                            Chief Financial Officer, Director


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                                  EXHIBIT INDEX

99.1 Press Release of SLS International, Inc. issued January 31, 2002: SLS International Extends Warrant Expiration Date